                                                                    Exhibit 1(r)

                     EIGHTH AMENDMENT DATED DECEMBER 6, 2005

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

     Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended to reflect the establishment and designation of Janus Adviser Long/Short Fund (the "Fund") and Class A, Class C, Class I, Class R, and Class S Shares of the Fund.

                                   SCHEDULE A

Series of the Trust                       Available Classes
-------------------                       -----------------
Janus Adviser Balanced Fund               Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Forty Fund                  Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Contrarian Fund             Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Core Equity Fund            Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Flexible Bond Fund          Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Foreign Stock Fund          Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Large Cap Growth Fund       Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Growth and Income Fund      Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser High-Yield Fund             Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser International Growth Fund   Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Long/Short Fund             Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Mid Cap Growth Fund         Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Mid Cap Value Fund          Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Money Market Fund           Class A Shares
                                          Class C Shares
                                          Class S Shares

Janus Adviser Orion Fund                  Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Risk-Managed Core Fund      Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Risk-Managed Growth Fund    Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Risk-Managed Value Fund     Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Small Company Value Fund    Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Small-Mid Growth Fund       Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

Janus Adviser Worldwide Fund              Class A Shares
                                          Class C Shares
                                          Class I Shares
                                          Class R Shares
                                          Class S Shares

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